1 September 2017 Investor Presentation

2 Safe Harbor NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” as defined in Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect Fuel Tech’s current expectations regarding future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. Fuel Tech has tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “plan,” “expect,” “estimate,” “intend,” “will,” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to Fuel Tech and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Fuel Tech’s Annual Report on Form 10-K in Item 1A under the caption “Risk Factors,” and subsequent filings under the Securities Exchange Act of 1934, as amended, which could cause Fuel Tech’s actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Fuel Tech undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward- looking statements involve risks and uncertainties, including those detailed in Fuel Tech’s filings with the Securities and Exchange Commission.

3 Air Pollution Control Low capital, high efficiency emissions control solutions. Installed worldwide on combustion units, primarily coal-fired utility and industrial. Capital project sale, typically fixed-price and turn-key. FUEL CHEM® Improves combustion efficiency, reliability, heat rate, and environmental status. Decreases unit maintenance. Allows fuel flexibility: customers can burn cheaper, lower quality coal without sacrificing performance. Diverse, customizable portfolio of low cap-ex emissions control solutions to enable clean efficient energy Addressing a Fundamental, Structural Shift in Power Generation Industry 62% 38% 2016 Revenues $55.2 M

2017 Overview

Coming off one of the most challenging periods in Fuel Tech's recent history…

- Legislative inertia
- Declining energy demand
- Ongoing shift in fuel sources

…we continued to execute against a series of multi-year, proactive initiatives driven by three primary mandates:

- Global business development
- Positive cash flow from base businesses, leveraging reduced SG&A
- R&D investment

Improving backlog

~ $30 M of new contracts thus far in 2017

Higher revenues

~50% increase expected in 2H 2017 from 1H 2017

Lower expense profile

~ $19 M in costs removed (YE 2014 – 2017 F)

Strong balance sheet: $0 LTD

Expect improved operating results in 2H 2017

>1,000 Installations in 26 Countries



Fuel Tech has installed

~ 25%

of all NO_x reduction systems in the US and

~ 85%

of all US SNCR equipment

4

5 Investment Overview Backlog ~ $30 M of new contracts announced thus far in 2017 Focusing on Business Development, Positive Cash Flow, and R&D $30.9 $25.6 $11.1 $22.2 $8.0 $22.5 $1.5 $4.3 $4.6 SG&A Expect ~40% decline for 2017 from 2014 R&D Focus on technologies that will help define our future, in wake of Fuel Conversion suspension $35.4 2014 2015 2016 1H 2016 Proactively Managing Business and Financial Assets 2015 2016 3/31 2017 6/30 2017 ~$30.0 $ in MMs 2014 2015 2016 1H 2017 $0.6 $21.4 pf = includes $8M of contracts announced after 6/30 1H 2017 $13.9 $0.8 1H 2016 Pro forma 6/30 2017

6 Maintaining a Strong Financial Position Investment Overview $35.9 $26.6 $17.8 2014 2015 2016 6/30 2017 $39.7 2014 2015 $12.6 $18.6 2014 2016 $21.7 6/30 2017 2015 2016 0 $ Cash and Cash Equivalents Working Capital Long-Term Debt Continue to manage cash position, which should begin to trend higher due to growing backlog and elimination of losses associated with Fuel Conversion Through the implementation of corporate initiatives, we expect to sustain a working capital profile that ensures our ability to meet near-term operating and investment requirements $0 long-term balance despite significant investments in R&D 6/30 2017 $18.1 $ in MMs $0.53 p/s $0.76 p/s

7 Recent Developments Corporate Initiatives » Engaged third-party consultant to review operating model and organizational design – prioritize resource allocation – further reduce cost structure – improve operational efficiencies – strengthen balance sheet and cash flow generation capabilities – catalyze business development » Suspend pre-revenue Fuel Conversion initiative effective June 28, 2017 – staff reductions – discussions with suppliers and partners to support orderly suspension of Fuel Conversion – exploring potential monetization of certain Fuel Conversion assets » Re-direct cash flow from Fuel Conversion suspension and prior initiatives – develop new markets and applications for APC and FUEL CHEM® – pursue complementary technology applications in the water treatment and renewables markets “The combination of a refreshed business focus, lower operating costs and improved business activity will enhance our competitiveness and position us to deliver the long-term value that our stockholders expect and deserve.” - Vincent J. Arnone, President and CEO

8 Products and Services FGC = Fuel Tech Products and Services

9 Geographies and End Markets SNCR 570+ / 51,300 FUEL CHEM® 110+ / 21,900 ULTRA® 250+ / 27,700 Combustion Modifications 110+ / 16,400 SCR, ASCR, Catalyst Management Services 150+ / 63,200 U.S. China 57% 29% 14% 84% 16% 77% 89% 81% Utility Industrial ROW 68% 32% 67% 33% 87% 13% 74% 26% 68% 32% FTEK Solution Geography End Market Deployments/MW 6% 6% 9% 2% 17% 13%

10 Blue Chip Client Base U T I L I T Y I N D U S T R Y G L O B A L

Air Pollution Control Segment

Overview and U.S. Market Drivers

- Environment remains challenging, with lingering regulatory uncertainty despite "coal-friendly" posture of new administration
- $150 M global sales pipeline
- 2017 booking level highest in three years

Domestic Market Drivers

- Focus on Boiler MACT and maintenance drivers for ESP upgrades
- Industrial project activity encouraging
  - ULTRA and SCRs for industrial applications (gas-fired turbines) and SNCR for units requiring compliance with latest round of CSAPR
  - Establishing relationships with multi-national industrial end users

Our APC Solutions Include

I-NO_x Integrated NO_x Reduction System
Low No_x Burners®
Over-Fire Air Systems
Urea SNCR Systems - No_xOUT and HERT™
ASCR Advanced SCR®
SCR Systems – Industrial®
Static Mixers

GSG Graduated Straightening Grid™
Ammonia Injection Grid (AIG)
ULTRA and ULTRA-5®
Flue Gas Conditioning
Electrostatic Precipitators (ESP)®
SCR Services
IMPULSE™ Cleaning Technology


APC Revenues
($ in MMs)
$42.0
$43.5
$34.0
$9.5
2014
2015
2016
1H 2017


APC Gross Profit
($ in MMs)
$15.4
$12.9
$8.7
$2.9
37%
30%
25%
31%
2014
2015
2016
1H 2017

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Air Pollution Control Segment

International Market Drivers

GROWTH DRIVERS

» Europe

- $5 M of new contracts thus far in 2017 for SCR and ULTRA
- EU Industrial Emissions Directive (effective Jan. 2016)
  - Covers 28 European Union member states
  - Installed Advanced SNCR systems on 7 units to date
- Benefitting from strategic partnerships: Spain, Turkey, Poland, Czech Republic



» China

- $6 M of new contracts thus far in 2017, with an improving sales trend
- Still a challenging market; new plant construction decreasing - 100 coal-fired projects in 11 provinces canceled in January 2017
- More stringent NO_x reduction standards will lead to either:
  - SCR upgrades, which would require enhanced ammonia production and delivery technology (ULTRA); or
  - Require SNCR to increase NO_x reduction



» India

- Licensed SNCR Technology to India's ISGEC Heavy Engineering Ltd. (June '16)
- Focusing on cement industry (SNCR)
- India government will likely adopt a phased-in compliance program
- Demand for urea to ammonia conversion should grow, similar to China



12

FUEL CHEM® Segment

- Declining revenues due to low-priced natural gas and coal-to-gas conversions
- Revenues will likely decline in 2017 vs. 2016, with consistent gross margin (48% - 52%)
- In U.S. market, technology to utilities as a means to:
  - Combat effects of reduced load profiles
  - Support coal blending as a cost reduction strategy
- In Europe, offer technology to:
  - Operators of biomass and MSW units to combat slagging and fouling issues
  - Two demonstrations in progress and performing well
- Globally expand industrial reach into pulp and paper industry
  - Licensed RECOVERY CHEM® technology to Amazon Papyrus, a leading supplier of specialty chemicals to the pulp and paper industry in Asia

FUEL CHEM provides plants with the flexibility to burn lower cost fuels while adhering to strict emissions control mandates

Appalachian	Powder River Basin	Illinois Basin	Biomass



FUEL CHEM® Revenues
($ in MMs)
$37.0
$30.2
$21.1
$8.7
2014
2015
2016
1H 2017



FUEL CHEM® Gross Profit
($ in MMs)
$19.7
$15.7
$10.1
$4.4
53%
52%
48%
51%
2014
2015
2016
1H 2017

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14 Before TIFI® • Tenacious • Fewer pores • Hard, dense • Amorphous TIFI® Program Treatment Benefits After TIFI® • Lighter • Softer • Easier to crumble WITHOUT TIFI® WITH TIFI® Higher DP and flue gas temperature Unscheduled, high- cost boiler outages in order to remove slag No more outages for slag removal DP controlled Increased production (power) capacity Lower maintenance costs Hard Slag Formation Controlled Benefitting a Biomass Boiler

15 Operating Performance (in MMs, except per share data) Q2 2017 Q2 2016 First Half 2017 First Half 2016 Total Revenues $9.7 $15.2 $ 18.2 $33.0 Gross Profit $3.6 $5.6 $7.3 $11.6 Gross Margin % 37.2% 36.8% 40.3% 35.2% SG&A $5.9 $6.8 $11.1 $13.9 Net Loss from Continuing Ops $(5.6) $(1.8) $ (7.4) $(3.8) Net (Loss) Per Diluted Share from Continuing Operations $(0.24) $(0.08) $ (0.31) $ (0.16) Diluted Avg. Shares O/S 23.7 23.4 23.6 23.3 (1) Excludes $0.8 M in non-cash accelerated stock vesting charge Results Excluding Charges SG&A (1) $5.1 M in Q2 2017 $10.3 M in 1H 2017 Net Loss From Continuing Operations (2) $1.1 M, or $0.05 per diluted share, in Q2 2017 $2.9 M, or $0.12 per diluted share, in 1H 2017 (2) Excludes a total of $4.5 M in charges, consisting of: $3.0 M non-cash building impairment charge; $0.8 M non-cash accelerated stock vesting charge; $0.4 M in accruals associated with foreign operations; $0.2 M of incremental inventory reserves; and $0.1 M in severance.

16 Summary Continue to evolve business model to address changing energy environment and global trends At APC, focus on global business development, including international expansion Manage through challenges at FUEL CHEM via focus on additional market segments and geographies Leverage ~ $19M in annual S,G & A savings Maintain strong cash + working capital positions $0 LTD profile Continue to invest in and develop promising technologies Expect to show improved operating results in 2H 2017